Exhibit 10.18

Commercial & Standby LC Amendment Application

Global Trade Services	Global Trade Services
Standby Letter of Credit Department	Commercial Letter of Credit Department
1900 5th Avenue North, 22nd Floor	10461 NW 117th Avenue, 2nd Floor
Birmingham, AL 35203	Miami, FL 33178
Tel: (868) 828-6928	Tel: (877) 418-0365
Fax: (205) 264-6027 or (205) 264-6019	Fax:(786) 845-4952

Date:	05/24/2010	LC Number:	53816

Please issue an amendment to the referenced letter of credit substantially conforming with this application as shown below. In issuing the amendment you are expressly authorized to make such changes in the terms and conditions herein set forth below as you in your sole discretion may deem necessary and/or advisable.

Existing Applicant Name and Address:	Existing Beneficiary Name and Address: (no post office boxes)

OCEAN BIO-CHEM, INC	TRUSTEE-REGIONS BANK
4041 SE47TH AVE.	ATTN: CORPORATE TRUST
FORT LAUDERDALE, FL 33314	1901 6TH AVE, N,28TH FLOOR
BIRMINGHAM, AL 35203

☐ Increase amount by	$	☐ Decrease amount by	$

To new aggregate amount (before any drawings):

Amend expiration date to be:	07/31/2011

Amend latest shipping date to be:

Amend other terms and conditions:

Commissions and fees are to be paid In advance and are non-refundable.

This amendment will be issued subject to the current version of the ICC publication under which the original relevant letter of credit was Issued. Completion and submission of this form by applicant does not obligate Regions Bank to issue the requested amendment to the credit.

Special issuance Instructions to Regions Bank:

OCEAN BIO-CHEM INC.
Account Party / Application Name	Guarantor Name

Authorized Account Party / Applicant Signature	Authorized Guarantor Signature

MICHAEL S. JENKINS
Relationship Manager Name	Relationship Manager Name

Rev. 4.28.09	Commercial & Standby Amendment Application Form	Page 1of 1

Commercial & Standby LC Amendment Application

Global Trade Services	Global Trade Services
Standby Letter of Credit Department	Commercial Letter of Credit Department
1900 5th Avenue North, 22nd Floor	10451 NW 117th Avenue, 2nd Floor
Birmingham, AL 35203	Miami, FL 33178
Tel: (866) 828-6928	Tel: (877) 419-0365
Fax: (205) 264-6027 or (205) 264-6019	Fax: (786) 845-4952

Date:	05/24/2010	LC Number:	53817

Please issue an amendment to the referenced letter of credit substantially conforming with this application as shown below. In issuing the amendment you are expressly authorized to make such changes in the terms and conditions herein set forth below as you in your sole discretion may deem necessary and/or advisable.

Existing Applicant Name and Address:	Existing Beneficiary Name and Address: (no post office boxes)

OCEAN BIO-CHEM, INC	TRUSTEE- REGIONS BANK
4041 SE 47TH AVE.	ATTN: CORPORATE TRUST
FORT LAUDERDALE, FL 33314	1901 6TH AVE. N, 28TH FLOOR
BIRMINGHAM, AL 35203

☐ Increase amount by	$	☐ Decrease amount by	$

To new aggregate amount (before any drawings):

Amend expiration date to be:	07/31/2011

Amend latest shipping date to be:

Amend other terms and conditions:

Commissions and fees are to be paid in advance and are non-refundable.

This amendment will be issued subject to the current version of the ICC publication under which the original relevant letter of credit was issued. Completion and submission of this form by applicant does not obligate Regions Bank to issue the requested amendment to the credit.

Special issuance instructions to Regions Bank:

OCEAN BIO-CHEM INC.
Account Party / Application Name	Guarantor Name

Authorized Account Party / Applicant Signature	Authorized Guarantor Signature

MICHAEL S. JENKINS
Relationship Manager Name	Relationship Manager Signature

Rev. 4.28.09	Commercial & Standby Amendment Application Form	Page 1 of 1